                                                                   Exhibit 10.84


                      SUBORDINATED SECURED PROMISSORY NOTE

$7,200,000                                                  As of March 15, 2001

     FOR VALUE RECEIVED, the sufficiency and adequacy of which is hereby acknowledged, I.C. ISAACS & COMPANY, L.P., a Delaware limited partnership ("MAKER"), promises to pay to the order of AMBRA INC., a Delaware corporation ("PAYEE"), the principal sum of Seven Million Two Hundred Thousand Dollars ($7,200,000), together with interest until paid, as set forth in this Note.

     1. INTEREST RATE. Interest shall accrue and be payable on the outstanding unpaid principal balance of this Note at the fixed interest rate of eight percent (8.0%) per annum (except as otherwise provided in the last sentence of Section 2 of this Note) computed on the basis of the actual number of days elapsed over a year of 360 days.

     2. PRINCIPAL AND INTEREST PAYMENTS. Maker shall make quarterly installment payments of principal and interest on this Note in the Quarterly Payment Amounts set forth below on the corresponding Quarterly Payment Dates set forth below.


                    QUARTERLY PAYMENT AMOUNTS               QUARTERLY PAYMENT DATES
                    ----------------------------------------------------------------
                    $202,500                                March 31, 2001
                    ----------------------------------------------------------------
                    $202,500                                June 30, 2001
                    ----------------------------------------------------------------
                    $202,500                                September 30, 2001
                    ----------------------------------------------------------------
                    $202,500                                December 31, 2001
                    ----------------------------------------------------------------

                    ----------------------------------------------------------------
                    $420,000                                March 31, 2002
                    ----------------------------------------------------------------
                    $420,000                                June 30, 2002
                    ----------------------------------------------------------------
                    $420,000                                September 30, 2002
                    ----------------------------------------------------------------
                    $420,000                                December 31, 2002
                    ----------------------------------------------------------------

                    ----------------------------------------------------------------
                    $420,000                                March 31, 2003
                    ----------------------------------------------------------------
                    $420,000                                June 30, 2003
                    ----------------------------------------------------------------
                    $420,000                                September 30, 2003
                    ----------------------------------------------------------------
                    $420,000                                December 31, 2003
                    ----------------------------------------------------------------

                    ----------------------------------------------------------------
                    $420,000                                March 31, 2004
                    ----------------------------------------------------------------
                    $420,000                                June 30, 2004
                    ----------------------------------------------------------------
                    $420,000                                September 30, 2004
                    ----------------------------------------------------------------
                    $420,000                                December 31, 2004
                    ----------------------------------------------------------------

                    ----------------------------------------------------------------
                    $420,000                                March 31, 2005
                    ----------------------------------------------------------------
                    $420,000                                June 30, 2005
                    ----------------------------------------------------------------

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


                    $420,000                                September 30, 2005
                    ----------------------------------------------------------------
                    QUARTERLY PAYMENT AMOUNTS               QUARTERLY PAYMENT DATES
                    ----------------------------------------------------------------
                    $420,000                                December 31, 2005
                    ----------------------------------------------------------------

                    ----------------------------------------------------------------
                    $420,000                                March 31, 2006
                    ----------------------------------------------------------------
                    $420,000                                June 30, 2006
                    ----------------------------------------------------------------
                    $420,000                                September 30, 2006
                    ----------------------------------------------------------------
                    $407,085.57                             December 31, 2006
                    ----------------------------------------------------------------

                    Unless sooner paid in full, the entire unpaid principal balance of this Note, together with all outstanding and unpaid accrued interest, shall be due and payable on December 31, 2006. All payments shall be made in U.S. dollars by wire transfer of immediately available funds to Payee at [Acct. No. 150/1014471/00 USD, Commerzbank AG, New York branch, Corporate Banking-European Desk, 2 World Financial Center, New York, New York 10281-1050, SWIFT-Code: COBAUS3XXXX, Contact: ________________] , or to such other account as Payee shall have previously designated to Maker in writing not later than fourteen (14) days prior to the date on which such payment becomes due. All payments (including any prepayments) shall be applied first to accrued and unpaid interest, and then to the unpaid principal balance of this Note. If Maker fails to make timely payments to Payee under this Note, Maker shall pay to Payee on demand the amounts due with interest at the rate of one and one-half percent (1.5%) per month from the due date until paid.

     3. PREPAYMENT. Maker shall be privileged to prepay this Note in whole or in part, together with all interest accrued through the date of payment, at any time without premium or penalty. All partial prepayments shall be applied in inverse order of maturity.

     4. DEFAULT; ACCELERATION; COSTS OF COLLECTION. The occurrence of any of the following events shall be an "EVENT OF DEFAULT": (a) failure of Maker to make any payment of principal or interest under this Note within ten (10) days after the due date thereof; or (b) the occurrence of an Insolvency Event (as defined in Section 10 below). Upon the occurrence of an Event of Default, the unpaid principal with interest and all other sums evidenced by this Note shall, at the option of Payee and in Payee's discretion, become immediately due and payable. Upon and during the continuance of an Event of Default, Maker shall pay Payee's reasonable costs and expenses (including reasonable attorneys fees and expenses) incurred in collecting the principal and interest due under this Note, including, but not limited to, any reasonable attorneys fees and expenses incurred by Payee in connection with asserting, enforcing, pursuing or preserving its claim in any bankruptcy proceeding.

     5. CERTAIN WAIVERS. As to this Note, Maker waives all applicable exemption rights, whether under any state constitution or otherwise, and also waives valuation and appraisement, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment of this Note, and notice of acceleration and expressly agrees that the maturity of this Note, or any payment under this Note, may be extended from time to time without in any way affecting the liability of Maker.

     6. PRESERVATION OF PAYEE RIGHTS. No failure on the part of Payee to exercise any right or remedy hereunder, whether before or after the happening of an Event of Default shall constitute a waiver thereof, and no waiver of any past Event of Default shall constitute waiver of any future default or of any other Event of Default. No failure to accelerate the indebtedness evidenced hereby by reason of any Event of Default hereunder, or acceptance of a past due installment, or indulgence granted from time to time, shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right that Payee may have, whether by the laws of the State of New York, by agreement, or otherwise. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     7. NOTICES. Any notice required or permitted by or in connection with this Note shall be in writing and shall be made by telecopy, or by hand delivery, or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the parties at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the parties to each other. Notice shall be considered given as of the earlier of the date of actual receipt, or the date of the telecopy or hand delivery, or one (1) business day after delivery to an overnight delivery service (marked for next business day delivery), or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein. Notwithstanding the aforesaid procedures, any notice or demand upon any party, in fact received by such party, shall be sufficient notice or demand.

                  If to Maker:     I.C. Isaacs & Company, Inc.
                                   350 Fifth Avenue, Suite 1029
                                   New York, New York 10118
                                   Attn:  Mr. Robert J. Arnot, President and CEO
                                   Telecopy No.:  212-695-7579

                  With copy to:    I.C. Isaacs & Company L.P.
                                   3840 Bank Street
                                   Baltimore, Maryland 21224
                                   Attn:  Mr. Eugene C. Wielepski
                                   Telecopy No.:  410-563-1512

                   And copy to:    Piper Marbury Rudnick & Wolfe LLP
                                   6225 Smith Avenue
                                   Baltimore, Maryland 21209-3600
                                   Attn:  Robert J. Mathias, Esquire
                                   Telecopy No.:  410-580-3001

                   If to Payee:    Ambra Inc.
                                   c/o Hugo Boss USA Inc.
                                   645 Fifth Avenue
                                   New York, New York 10022
                                   Attn:  Chief Financial Officer
                                   Telecopy No.:  212-940-0619

                  With copy to:    Hugo Boss AG
                                   Dieselstrasse 12
                                   D-72555 Metzingen
                                   Federal Republic of Germany
                                   Attn:  General Counsel
                                   Telecopy No.:  49-7123-942018

                   And copy to:    Coudert Brothers
                                   1114 Avenue of the Americas
                                   New York, N.Y. 10036-7703
                                   Attn:  Pamela T. Church, Esquire
                                   Telecopy No.:  212-626-4120

     8. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely in the State of New York without regard to such state's choice of law rules. In the event any legal action becomes necessary to enforce or interpret the terms of this Note, the parties agree that such action may be brought in the Supreme Court of the State of New York, County of New York, or in the U.S. District Court for the Southern District of New York sitting in New York County, and the parties hereby submit to the jurisdiction of such courts.

     9. SEVERABILITY. In case any provision or any part of any provision contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision or remaining part of the affected provision of this Note, but this Note shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein but only to the extent such provision or part thereof is invalid, illegal, or unenforceable.

              10. SUBORDINATION. (a) Payee, by accepting delivery of this Note, covenants and agrees, for itself and each and every subsequent holder of this Note, that upon and during the continuance of any Insolvency Event (as defined below), the indebtedness evidenced by this Note shall be subordinate and junior in right and priority of payment to Maker's indebtedness to Congress Financial Corporation (referred to herein as "CONGRESS FINANCIAL," which term shall include its successors and assigns) and to Maker's indebtedness to any other lender (referred to herein as "OTHER LENDER," which term shall include its successors and assigns) that may provide financing to Maker in replacement of Maker's credit facility from Congress Financial (Congress Financial and any such Other Lender are referred to herein as "LENDER"), such that upon and during the continuance of any Insolvency Event, (i) no part of the indebtedness evidenced by this

Note shall have any claim to the assets of Maker on parity with or prior to any claims of Lender to such assets; and (ii) unless and until Maker's indebtedness to Lender shall have been indefeasibly paid in full, Payee shall not without the express prior written consent of Lender, take or receive from Maker, and Maker shall not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of any nature or type for the whole or any part of the indebtedness evidenced by this Note, provided that no such subordination shall be effective if all indebtedness owed by Maker to Lender has been equitably subordinated to the claims of all other general unsecured creditors of Maker by virtue of Lender's acts or conduct by a court of competent jurisdiction under a final and non-appealable order, judgment or decree (a "SUBORDINATION EVENT"). Payee, by accepting delivery of this Note, further covenants and agrees, for itself and each and every subsequent holder of this Note, that if any payment or distribution, whether consisting of money, property or securities, shall be collected or received by Payee, or any such subsequent holder of this Note, in respect of the indebtedness evidenced by this Note, upon or during the continuance of an Insolvency Event, provided a Subordination Event has not occurred, then Payee or such subsequent holder of this Note immediately shall deliver the same to Lender, in the form received, duly endorsed to Lender, if required, to be applied to the payment of Maker's indebtedness to Lender until Maker's indebtedness to Lender is paid in full. Until so delivered, such payment or distribution shall be held in trust by Payee, or such subsequent holder of this Note, as property of Lender, segregated from other funds and property held by Payee, or such other holder of this Note. The provisions of this Section 10 are, and are intended solely, for the purpose of defining the relative rights of Payee (and any subsequent holder of this Note), on the one hand, and Lender, on the other, upon and during the continuance of an Insolvency Event. Lender is an intended beneficiary of the subordination provided by the terms of this Section 10. Notwithstanding anything to the contrary in this paragraph, such subordination of the indebtedness evidenced by this Note shall not prevent or limit Payee's right or ability to assert, enforce or otherwise pursue its claim under this Note during any Insolvency Event provided any payments to Payee are treated in accordance with this Section.

          (b) As used in this Note, "INSOLVENCY EVENT" means any of the following: (i) Maker commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, administration, reorganization, conservatorship, or relief from debtors, seeking to have any order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, administration, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of an administrator or receiver for it or for all or any substantial part of its assets, or Maker making a general assignment for the benefit of its creditors, or (ii) there being commenced against Maker any case, proceeding or other action of a nature referred to in clause (A) hereof, or (iii) there being commenced against Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief that is not satisfied within 90 days, or (iv) Maker taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above, or (v) Maker admitting in writing its inability to pay its debts as they become due.

          (c) Notwithstanding anything to the contrary set forth in this Note, so long as Maker is indebted to Congress Financial, Payee's rights under this Note shall also be subject to the terms of that certain Intercreditor and Subordination Agreement dated on or about even date herewith between Payee and Congress Financial (the "INTERCREDITOR AGREEMENT," which term shall include any amendments to and replacements for the Intercreditor Agreement from time to time) and, in the event of a conflict between the terms of this Note and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern.

          (d) Payee, by accepting delivery of this Note, covenants and agrees, for itself and for each subsequent holder of this Note, that in the event that Congress Financial (or any subsequent Senior Creditor) shall be replaced by another Senior Creditor, then promptly upon Debtor's written request Payee shall execute and deliver to such replacement Senior Creditor an intercreditor and subordination agreement in favor of such replacement Senior Creditor, which intercreditor and subordination agreement (a "REPLACEMENT INTERCREDITOR AGREEMENT," which term shall include any amendments to and replacements for the Replacement Intercreditor Agreement) shall be identical to the Intercreditor Agreement in form and substance, and so long as Maker is indebted to such replacement Senior Creditor, Payee's rights under this Note shall also be subject to the terms of the Replacement Intercreditor Agreement and, in the event of a conflict between the terms of this Note and the terms of the Replacement Intercreditor Agreement, the terms of the Replacement Intercreditor Agreement shall govern.

     11. TRANSFERABILITY. Payee, by accepting delivery of this Note, covenants and agrees that Payee shall not transfer or assign this Note, or any interest in this Note, to any person prior to January 1, 2002, except to any corporate Affiliate. For purposes of this Section, "AFFILIATE" shall have the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934. In any event, any transfer or assignment of this Note by Payee shall be subject to the terms of the Intercreditor Agreement.

     12. MUTUAL WAIVER OF JURY TRIAL. MAKER AND PAYEE WAIVE ALL RIGHTS TO TRIAL BY JURY OF ANY CLAIMS OF ANY KIND ARISING UNDER OR RELATING IN ANY WAY TO THIS NOTE. MAKER AND PAYEE ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND REPRESENT TO EACH OTHER THAT THESE WAIVERS ARE MADE KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH COUNSEL OF THEIR CHOICE. MAKER AND PAYEE AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION WITHOUT A JURY.

     IN WITNESS WHEREOF, and intending to be legally bound hereby Maker executes this Note under seal as of the date first written above.

WITNESS:                        I.C. ISAACS & COMPANY L.P.,
                                a Delaware limited partnership

                                By:  I.C. Isaacs & Company, Inc.,
                                     a Delaware corporation, its general partner


/S/ DAVID J. [ILLEGIBLE]       By: /S/ ROBERT J. ARNOT                  (SEAL)
- -----------------------            ------------------------------------------
                                    Name: Robert J. Arnot
                                    Title: Chairman and Chief Executive Officer